UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854

(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MARCH 31

Date of reporting period: APRIL 1, 2005 – MARCH 31, 2006 (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

Managers Funds

March 31, 2006

•	Short Duration Government Fund

•	Intermediate Duration Government Fund

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

Annual Report – March 31, 2006

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS Managers Short Duration Government Fund	3

FUND SNAPSHOTS Managers Short Duration Government Fund Porfolio breakdown and top ten holdings at March 31, 2006	7

SCHEDULE OF PORTFOLIO INVESTMENTS Managers Short Duration Government Fund	8

PORTFOLIO MANAGER’S COMMENTS Managers Intermediate Duration Government Fund	12

FUND SNAPSHOTS Managers Intermediate Duration Government Fund Porfolio breakdown and top ten holdings at March 31, 2006	16

SCHEDULE OF PORTFOLIO INVESTMENTS Managers Intermediate Duration Government Fund	17

FINANCIAL STATEMENTS: Statement of Assets and Liabilities Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts	21

Statement of Operations Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year	22

Statements of Changes in Net Assets Detail of changes in Fund assets for the past two years	23

FINANCIAL HIGHLIGHTS Net asset value, total return, expense ratios, turnover ratio and net assets	25

NOTES TO FINANCIAL STATEMENTS Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

TRUSTEES AND OFFICERS	39

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or any fund presented within this report. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Stock and bond markets have proved surprisingly resilient in the last 12 months, despite a series of natural disasters throughout the world, rising energy prices and continuing political unrest in many nations.

Money managers make investment decisions based on facts, models, research and history. Yet recent events have made it all too clear that even the most careful analysis and calculations can be disrupted by the events of a day or two—even an hour or two.

If this year has proved the old adage that nothing is certain but change, it’s also proven that successful investing requires both diversification and patience.

Diversification means that you should have investments in both stocks and bonds, domestic and international, large capitalization and small, short maturities and long ones. But to us at Managers, it also means that the people picking those securities should be a diverse group, subscribing to different investment philosophies.

Why? Because no single approach will succeed in every kind of market environment.

Managers have different views of the world. You wouldn’t invest most of your portfolio in a single market sector. For the same reasons, it’s unwise to have most of your portfolio managed according to a single investing philosophy.

Successful investing requires both diversification and Patience

At Managers, we hire subadvisors (outside investment managers). That allows you to choose among a range of holdings and investment management philosophies—often within the same asset class. Should unforeseen events trump every analysis and forecast, you’ll have a variety of investments, a variety of investment managers, and a variety of investment philosophies to cushion you.

Patience is just as important as diversity. Historically, long-term investors do better than people who try to time the market. Determine your investing strategy. Select a variety of investments and managers that will provide diversification. Then, invest regularly and remain true to your investing plan—no matter what you read in the headlines.

We know this hasn’t been the easiest 12 months in which to follow that advice. So we invite you to visit our Web site at www.managersinvest.com and read a short article entitled “Investing for the Long Term” that explains the value of a patient investing strategy.

In addition to this article, you’ll find detailed profiles on our subadvisors and their individual investing styles, as well as information about each of our Funds, with an annual commentary. If you have any questions, we invite you to call us at 800.835.3879. Thank you for investing with Managers Funds.

Sincerely,

Peter M. Lebovitz President Managers Funds	Thomas G. Hoffman, CFA Executive Vice President Chief Investment Officer Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. These Funds incur only ongoing costs. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended March 31, 2006	Beginning Account Value 10/1/2005	Ending Account Value 3/31/2006	Expenses Paid During the Period*
Short Duration Government Fund
Based on Actual Fund Return	$1,000	$1,018	$4.38
Based on Hypothetical 5% Annual Return	$1,000	$1,021	$4.39
Intermediate Duration Government Fund
Based on Actual Fund Return	$1,000	$1,002	$4.39
Based on Hypothetical 5% Annual Return	$1,000	$1,021	$4.44

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Managers Short Duration Government Fund

Portfolio Manager’s Comments

The Managers Short Duration Government Bond Fund (“the Fund”) seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.

The Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Fund’s benchmark is the Six-Month T-Bill.

The Portfolio Manager

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 100 Europa Drive, Suite 200, Chapel Hill, NC., was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of December 31, 2005, Smith Breeden advised or managed assets of approximately $27.5 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed-income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•	The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•	Within the investment grade fixed-income market, the spread sectors i.e., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS) will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure,

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

and prepayment rates, the portfolio manager seeks to structure a portfolio with similar risk characteristics to six-month U.S. Treasury securities and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over Treasuries. Although the portfolio management team often purchases securities with maturities longer than six months, it does not attempt to increase returns by actively positioning the interest rate sensitivity of the portfolio. Instead the team typically manages the weighted average duration of the portfolio so that it remains close to six months.

The ideal investment exhibits many of the following traits:

•	Yield advantage over Treasuries

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio:

•	Seeks to optimize return per unit of risk

•	Minimal exposure to credit risk and interest rate risk

•	Consists of high quality MBS, CMBS, and ABS securities

•	Will tend to have an interest-rate sensitivity similar to a Six-Month T-Bill

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They deem it necessary to reallocate the portfolio

•	To maintain the portfolio’s target duration

The Year in Review

During the 12 months ended March 31, 2006, the Fund returned +3.00% compared to +3.54% for its benchmark, the Six-Month T-Bill.

U.S. interest rates rose during the 12 months ended March 31, 2006. However, in response to eight policy rate hikes by the Federal Open Market Committee (FOMC), shorter-term rates increased much more dramatically than longer-term rates. Thus, the U.S. yield curve flattened significantly during the period. Indeed, portions of the yield curve inverted, such that shorter-term rates had higher yields than longer-term rates. The FOMC actions did provide better yields from very short-term instruments, such as Treasury bills. The 12-month return on the Six-Month T-Bill, for instance, was its best showing since the summer of 2002. However, even the moderate rise in longer-term rates hurt the performance of longer-term bonds (where rates and prices tend to move in opposite directions.) Thus, the 12-month return from the Lehman Brothers U.S. Treasury Index was less than 2% through March 31, 2006.

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

The investment team at Smith Breeden has focused almost exclusively on the securitized portions of the bond market in subadvising this Fund. This has included the mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) sectors. As noted in their investment philosophy, they believe these instruments should offer a yield advantage over Treasuries given their added risks. While many of these sectors did offer competitive returns when compared to like-duration Treasuries, their absolute returns generally lagged the total return of the Six-Month T-Bill during this 12-month period. For instance, the Lehman Brothers MBS and ABS Indexes both returned 2.7% during the period, while the Lehman Brothers CMBS Index returned just 2.1%. Therefore, there were few opportunities for the team at Smith Breeden to add value within these sectors.

On a periodic basis, the Fund’s quarterly performance lagged the benchmark slightly during each quarter, except for the first quarter of 2006 (where its return was in line with the benchmark.) Again, this trend reflected the consistency of the upward trend in short-term rates as well as the very conservative portfolio management of Smith Breeden. As we noted in last year’s Annual Report, Smith Breeden’s overall management of the Fund has been defensive. They have been focused on trying to find pockets of investment opportunities within the securitized market. While few opportunities presented themselves, the investment team at Smith Breeden was also successful in minimizing the risks in the portfolio. Thus, the Fund’s overall underperformance of 0.54% (54 basis points) could be considered reasonable given the attribution within the securitized sectors.

Looking Forward

Heading into the second quarter of 2006, the Fund continues to have a conservative aggregate MBS exposure. The Fund’s spread duration, which measures its overall sensitivity to the MBS market, remains close to zero. Specifically, the Fund remains underweight GNMA securities as the investment team at Smith Breeden views them as offering very little fundamental value at current spread levels to their conventional counterparts. Finally, portfolio manager Dan Dektar continues to hold positions in IOs as he expects that a deceleration in the U.S. housing market could result in strong performance of discount interest only strips which are securities based solely on the interest payments from a pool of mortgages or other bonds.

Cumulative Total Return Performance

Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Merrill Lynch Six-Month T-Bill Index is an unmanaged index that measures returns of six-month treasury bills. Unlike the Fund, the Merrill Lynch Six-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 1996 to a $10,000 investment made in the Merrill Lynch Six-Month T-Bill Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

The table below shows the average annualized total returns for the Managers Short Duration Government Fund and the Merrill Lynch Six-Month T-Bill Index for the 1, 5 and 10 years ended March 31, 2006.

Average Annual Total Returns:	1 Year	5 Years	10 Years
Short Duration Government	3.00%	3.48%	4.50%
Merrill Lynch Six-Month T-Bill Index	3.54%	2.43%	4.02%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risks with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Short Duration Government Fund

Fund Snapshots

March 31, 2006

Portfolio Breakdown

Managers Short Duration Government Fund

Top Ten Holdings

Top Ten Holdings (out 107 of securities)	% of Net Assets
FNMA, 5.000%, TBA*	12.1%
GNMA, 4.500%, 08/20/32 to 10/20/34	8.3
FNMA, 5.218%, 03/25/35 to 07/25/44*	8.2
FHLMC, 4.999%, 06/15/35*	6.2
GNMA, 3.500%, 07/20/35 to 09/20/35*	5.0
FNMA Whole loan, 5.018%, 05/25/35*	4.2
GMAC, 7.724%, 03/15/33*	3.8
FHLMC, 5.000%, 06/01/09 to 05/01/18	2.6
FNMA, 7.500%, 10/01/15 to 12/25/42	2.6
FHLMC Gold Pool, 4.000%, 09/01/20	2.5

Top Ten as a Group	55.5%

*	Top Ten Holding at September 30, 2005.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Short Duration Government Fund

Schedule of Portfolio Investments

March 31, 2006

	Principal Amount	Value
U.S. Government and Agency Obligations – 94.6%[1]
Federal Home Association/Veteran’s Association – 0.7%
FHA/VA, 4.750%, 10/01/06[2]	$172,803	$173,625
FHA/VA, 5.125%, 01/01/07[2]	1,226,421	1,231,209
Total Federal Home Association/Veteran’s Association		1,404,834

Federal Home Loan Mortgage Corporation – 19.9%
FHLMC, 1.876%, 03/15/08	175,192	174,099
FHLMC, 2.815%, 06/01/07[2,9]	2,132,579	2,087,748
FHLMC, 3.062%, 06/01/07[2,9]	1,150,466	1,129,286
FHLMC, 4.999%, 05/15/06[2,9]	12,708,301	12,711,810
FHLMC, 5.000%, 06/01/09 to 05/01/18	5,499,256	5,368,986
FHLMC, 5.500%, 08/01/19 to 12/01/17	3,092,248	3,073,296
FHLMC, 5.500%, TBA	1,150,000	1,142,094
FHLMC, 5.580%, 10/01/10[2]	1,831,402	1,827,598
FHLMC, 6.000%, 09/01/17 to 05/01/35	2,008,176	2,012,850
FHLMC, 7.500%, 04/01/15	879,770	916,155
FHLMC Gold Pool, 4.000%, 09/01/20[9]	5,617,411	5,239,926
FHLMC Gold Pool, 5.000%, 04/01/19 to 08/01/19	1,103,166	1,076,154
FHLMC Gold Pool, 6.000%, 09/01/17 to 01/01/36	2,175,765	2,190,941
FHLMC Gold Pool, 7.500%, 04/01/15 to 04/01/29	447,150	467,121
FHLMC Gold Pool, 8.500%, 12/01/25	96,654	103,962
FHLMC Structured Pass Through Securities,
4.391%, 11/25/38	900,000	885,091
FHLMC Structured Pass Through Securities,
7.500%, 02/25/42	244,462	253,210
FHLMC Structured Pass Through Securities,
7.500%, 08/25/42[2]	424,166	434,093
Total Federal Home Loan Mortgage Corporation		41,094,420

Federal National Mortgage Association – 51.7%
FNMA, 3.180%, 07/25/44	474,227	468,691
FNMA, 3.559%, 09/01/06[2]	1,641,244	1,635,029
FNMA, 4.280%, 03/25/33	2,521,415	2,491,888
FNMA, 4.918%, 05/25/06[2]	90,036	90,040
FNMA, 4.928%, 05/25/06[2]	54,999	55,013
FNMA, 4.958%, 05/25/06[2]	1,789,914	1,792,929
FNMA, 4.978%, 05/25/06[2,9]	4,598,071	4,605,468
FNMA, 5.000%, 07/01/18 to 09/01/19[9]	5,269,465	5,144,042
FNMA, 5.000%, TBA	25,600,000	24,952,013
FNMA, 5.218%, 05/25/06[2,9]	16,879,623	16,929,289

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association (continued)
FNMA, 5.250%, 04/15/07	$60,000	$60,066
FNMA, 5.500%, 11/01/18 to 12/01/18	3,643,950	3,622,833
FNMA, 5.500%, TBA	2,000,000	1,987,500
FNMA, 5.534%, 01/01/11[2]	1,657,637	1,660,321
FNMA, 5.700%, 07/01/09	937,205	936,914
FNMA, 5.730%, 11/01/08	271,524	272,265
FNMA, 6.000%, 03/01/17 to 08/01/17	1,298,165	1,316,260
FNMA, 6.010%, 12/01/08[9]	4,427,565	4,461,602
FNMA, 6.040%, 10/01/08	1,173,714	1,183,493
FNMA, 6.220%, 07/01/08	207,556	209,673
FNMA, 6.230%, 09/01/08[9]	2,534,786	2,561,571
FNMA, 6.265%, 06/01/08	89,904	90,835
FNMA, 6.305%, 02/01/08	10,539	10,598
FNMA, 6.473%, 10/25/31	384,036	382,624
FNMA, 6.500%, 04/01/17	1,376,313	1,409,295
FNMA, 6.510%, 01/01/08	148,280	149,850
FNMA, 6.590%, 12/01/07	333,595	337,161
FNMA, 6.620%, 11/01/07 to 01/01/08[9]	1,857,949	1,877,022
FNMA, 6.740%, 06/01/09	923,197	923,153
FNMA, 6.750%, 08/01/07[9]	1,787,945	1,802,993
FNMA, 6.825%, 09/01/07[9]	2,310,939	2,334,551
FNMA, 7.500%, 10/01/15 to 12/25/42[9]	5,184,714	5,368,952
FNMA, 7.516%, 08/25/31	399,746	398,308
FNMA Grantor Trust, 4.938%, 05/25/06[2]	877,247	877,494
FNMA Grantor Trust, 4.958%, 05/25/06[2]	394,826	394,900
FNMA Grantor Trust, 4.968%, 05/25/06[2,9]	3,632,451	3,635,976
FNMA Whole Loan, 5.018%, 05/25/06[2,9]	8,591,762	8,622,877
FNMA Whole Loan, 5.268%, 05/25/06[2]	1,773,960	1,783,027
Total Federal National Mortgage Association		106,836,516

Government National Mortgage Association – 20.0%
GNMA, 3.500%, 10/01/06[2,9]	10,507,839	10,252,765
GNMA, 3.750%, 04/01/07[2]	657,889	654,910
GNMA, 4.000%, 07/01/06 to 04/01/07[2,9]	4,887,508	4,859,042
GNMA, 4.250%, 04/01/07[2]	221,160	222,360
GNMA, 4.375%, 07/01/06 to 04/01/07[2]	4,314,916	4,325,436
GNMA, 4.500%, 10/01/06 to 04/01/07[2,9]	17,262,929	17,237,234
GNMA, 4.750%, 10/01/06[2]	560,784	563,721
GNMA, 5.000%, 01/01/07[2]	1,431,038	1,433,696
GNMA, 5.125%, 01/01/07[2]	1,400,139	1,408,344

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Government National Mortgage Association (continued)
GNMA, 6.000%, 07/20/28	$352,849	$352,675
GNMA, 9.500%, 07/15/09 to 12/15/17	41,713	45,087
Total Government National Mortgage Association		41,355,270

Interest Only Strips – 1.7%
FHLMC IO Strip, 2.351%, 05/15/06[2]	499,727	22,560
FHLMC IO Strip, 4.500%, 08/15/35 to 09/15/35	1,071,027	270,548
FHLMC IO Strip, 5.000%, 07/15/20 to 08/01/35	6,848,721	1,556,667
FHLMC IO Strip, 7.500%, 10/01/27	94,622	21,822
FHLMC IO Strip, 8.000%, 06/01/31	23,839	5,437
FNMA IO Strip, 2.406%, 05/25/06[2]	172,749	9,020
FNMA IO Strip, 5.000%, 02/01/35 to 12/01/35	5,852,612	1,485,344
FNMA IO Strip, 7.500%, 11/18/14	264,092	37,063
FNMA IO Strip, 8.000%, 08/25/22 to 05/01/30	366,344	87,199
FNMA IO Strip, 9.000%, 12/15/16	93,386	25,637
Total interest Only Strips		3,521,297

U.S. Treasury Notes – 0.6%
USTN, 2.625%, 05/15/08[7]	1,260,000	1,204,678

Total U.S. Government and Agency Obligations (cost $197,226,205)		195,417,015

Corporate Bonds – 21.7%
Asset-Backed Securities – 21.4%
Asset Securitization Corp., 7.040%, 11/13/29	2,560,235	2,589,772
Countrywide Home Loans, 5.318%, 05/25/06[2]	4,575,732	4,599,230
DLJ Commercial Mortgage Corp., 6.410%, 06/10/31	1,402,396	1,426,814
Fannie Mae Grantor Trust Pass Through, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,455,904	1,481,996
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 5.138%, 05/25/06[2]	1,800,000	1,802,250
GE Capital Commercial Mortgage Corporation, 6.496%, 01/15/33	525,000	546,232
GMAC, 6.957%, 09/15/35	1,570,000	1,661,957
GMAC, 7.724%, 03/15/33[7]	7,341,000	7,884,136
GMAC, Series 2000-C2, Class A2, 7.455%, 08/16/33	1,130,000	1,208,045
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	1,754,000	1,692,755
Harborview Mortgage Loan Trust, 5.186%, 05/19/06[2]	5,160,143	5,172,735
LB Commercial Conduit Mortgage Trust, 5.870%, 10/15/35	19,019	18,979
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	2,650,202	2,784,893
Morgan Stanley Capital, Inc. 6.760%, 03/15/32	531,697	534,583

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
PNC Mortgage Acceptance, 7.300%, 10/12/33	$2,351,000	$2,503,359
Salomon Brothers Mortgage, 7.455%, 07/18/33	326,732	345,647
Structured Asset Investment Loan Trust, 5.358%, 05/25/06[2]	5,000,000	5,032,840
Washington Mutual, Class 2A3, Series 2005-AR2, 5.168%, 05/25/06[2]	2,945,650	2,953,330
Total Asset-Backed Securities		44,239,553

Asset-Backed Interest Only Strips – 0.3%
Bank of America-First Union IO Strip, Series 2001-3, Class XC, 0.678%, 04/11/37[2,3]	5,297,205	225,994
CS First Boston Mortgage Sec. Corp., IO Strip, Series 1998-C1, Class AX, 0.974%, 05/17/40[2]	3,440,627	109,573
CS First Boston Mortgage IO Strip, 0.595%, 12/15/35[2,3]	1,730,895	73,624
GMAC, Series 1999-C1 IO Strip, Class X, 0.589%, 05/15/33[2]	10,215,132	179,548
Total Asset-Backed Interest Only Strips		588,739
Total Corporate Bonds (cost $46,544,130)		44,828,292

	Shares
Preferred Stock – 0.9%[3]
Home Ownership Funding Corp., 13.331% (cost $2,166,841)	7,300	1,750,403

	Notional Amount
Swaptions – 0.1%
3-Month LIBOR, 30 Year Swap (Call), 5.085%, 06/28/06	$3,900,000	$2,243
3-Month LIBOR, 30 Year Swap (Put), 5.085%, 06/28/06	3,900,000	230,226
Total Swaptions (cost $272,025)		232,469

	Shares
Short-Term Investments – 6.9%
Other Investment Companies – 6.5%[4]
Bank of New York Institutional Cash Reserves Fund, 4.77%[8]	6,130,428	6,130,428
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.53%	7,199,568	7,199,568
Total Other Investment Companies		13,329,996

	Principal Amount
U.S. Government Agency Discount Notes – 0.4%[5,6]
FHLMC Discount Notes, 0.000%, 05/30/06 - 09/29/06	$775,000	759,969
FNMA Discount Notes, 0.000%, 07/17/06	100,000	98,594
Total U.S. Government Agency Discount Notes		858,563

Total Short-Term Investments (cost $14,190,134)		14,188,559

Total Investments - 124.2% (cost $260,399,335)		256,416,738

Other Assets, less Liabilities - (24.2)%		(49,893,340)

Net Assets - 100.0%		$206,523,398

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments

The Managers Intermediate Duration Government Fund’s objective is to achieve total return in excess of the total return of the major market indices for mortgage-backed securities.

The Managers Intermediate Duration Government Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Lehman Brothers Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, and synthetic instruments or derivatives, or securities having economic characteristics similar to such debt securities. The Fund’s benchmark is the Citigroup Mortgage Index.

The Portfolio Manager

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Managers Short Duration Government Bond Fund. Smith Breeden, located at 100 Europa Drive, Suite 200, Chapel Hill, NC., was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of December 31, 2005, Smith Breeden advised or managed assets of approximately $27.5 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve our clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed-income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•	The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•	Within the investment grade fixed income market, the spread sectors i.e., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS) will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

The portfolio management team at Smith Breeden Associates specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the team seeks to structure a portfolio that will outperform the Citigroup Mortgage Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to that of the duration of the Citigroup Mortgage Index.

The ideal investment exhibits many of the following traits:

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

Limits purchases to securities from the following asset classes:

•	Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Mortgage-backed securities rated AAA Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”)

•	Securities fully collateralized by assets in either of the above classes

•	Assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments

•	Stripped mortgage-backed securities, which may only be used for risk management purposes

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	To maintain the portfolio’s target duration

•	For portfolio allocation purposes

The Year in review

During the 12 months ended March 31, 2006, the Fund returned +2.02% compared to +2.78% for its benchmark, the Citigroup Mortgage Index (“Citi Mortgage”).

U.S. interest rates rose during the 12 months ended March 31, 2006. However, in response to 8 policy rate hikes by the Federal Open Market Committee (FOMC), shorter-term rates increased much more dramatically than longer-term rates. Thus, the U.S. yield curve flattened significantly during the period. Indeed, portions of the yield curve inverted, such that shorter-term rates had higher yields than longer-term rates. The securitized portions of the bond market, including the mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

securities (CMBS) sectors, generally outperformed like-duration Treasuries during the quarter. Within the MBS sector, GNMA bonds slightly outperformed Treasuries while FHLMC—issued bonds slightly underperformed. Meanwhile, the ABS sector offered about 0.50% (50 basis points) of excess returns over like-duration Treasuries, thanks in part to the continued strength of the U.S. economy.

The Fund’s performance lagged the benchmark slightly during the 12 months ended March 31, 2006. It should be noted that mortgage benchmarks are difficult for mutual funds to outperform on a consistent basis. In particular, many of the securities included in MBS benchmarks are “seasoned” bonds that have very little liquidity, and are thus difficult for portfolio managers to obtain with any consistency. Because they are so thinly traded, they may offer yields that are higher than typically available in the marketplace. Put another way, the liquidity required by the daily flows into and out of open end mutual funds often results in slight underperformance relative to the benchmarks on a fairly regular basis. During the 12 months, the Fund’s performance, gross of expenses, was generally in line with the MBS market. On the positive side, the Fund’s interest-only bonds (IOs) posted strong gains slowing prepayment and expectations of a higher and steeper yield curve. On the other hand, the Fund was generally underweight GNMA bonds and overweight FNMAs, which helped during the first quarter of 2006 but was generally costly for the whole twelve months.

Looking Forward

Heading into the next fiscal year, the Fund continues to have a conservative aggregate MBS exposure, despite what portfolio manager Dan Adler views as “fair” mortgage option-adjusted spread (OAS) levels. Adler believes the risk-reward calculus for owning MBS is currently “slightly skewed” due to extension concerns, as the market tests the highs in rates of the last several years. The Fund remains underweight GNMA securities, as the investment team at Smith Breeden thinks that, at current spread levels, they offer little fundamental value when compared to their conventional counterparts. Finally, Dan continues to hold positions in IOs as a deceleration in the U.S. housing market could result in strong performance of discount interest only strips which are securities based solely on the interest payments from a pool of mortgages or other bonds.

Cumulative Total Return Performance

Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 1996 to a $10,000 investment made in the Citigroup Mortgage Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

The table below shows the average annualized total returns for the Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index for the 1, 5 and 10 years ended March 31, 2006.

Average Annual Total Returns:	1 Year	5 Years	10 Years
Intermediate Duration Government	2.02%	4.60%	5.74%
Citigroup Mortgage Index	2.78%	4.89%	6.22%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risks with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Intermediate Duration Government Fund

Fund Snapshots

March 31, 2006

Portfolio Breakdown

Managers Intermediate Duration Government Fund

Top Ten Holdings

Top Ten Holdings (out of 70 securities)	% of Net Assets
FHLMC Gold Pool, 5.500%, 01/01/35 to 06/01/35*	21.9%
FNMA, 5.000%, TBA*	19.6
FHLMC Gold Pool, 4.500%, 05/01/34 to 01/01/36	10.1
FHLMC, 6.000%, 09/01/17 to 06/01/35*	7.9
FHLMC, 5.639%, 01/01/36	6.2
FNMA, 5.500%, TBA*	5.8
FHLMC Gold Pool, 6.000%, 05/01/35 to 01/01/36	5.5
FHLMC, 5.500%, 01/01/18 to 07/01/35*	4.0
FNMA, 4.500%, 12/01/18 to 09/01/35	3.6
FNMA, 5.500%, 03/01/17 to 03/01/19	2.4

Top Ten as a Group	87.0%

*	Top Ten Holding at September 30, 2005.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

March 31, 2006

	Principal Amount	Value
U.S. Government and Agency Obligations – 100.2%[1]
Federal Home Mortgage Corporation – 57.9%
FHLMC, 4.500%, 04/01/35	$860,520	$795,771
FHLMC, 5.000%, 05/01/18	618,489	603,933
FHLMC, 5.500%, 01/01/18 to 07/01/35	7,974,297	7,842,976
FHLMC, 5.500%, TBA	500,000	488,125
FHLMC, 5.639%, 01/01/13[2,9]	12,098,000	12,026,441
FHLMC, 6.000%, 09/01/17 to 06/01/35[9]	15,254,789	15,275,173
FHLMC, 7.500%, 01/01/31	97,345	101,832
FHLMC Gold Pool, 4.000%, 09/01/20	1,184,258	1,104,678
FHLMC Gold Pool, 4.500%, 05/01/34 to 01/01/36[9]	21,383,059	19,732,535
FHLMC Gold Pool, 5.000%, 04/01/19 to 08/01/19	505,713	493,330
FHLMC Gold Pool, 5.500%, 01/01/35 to 06/01/35[9]	43,573,654	42,603,634
FHLMC Gold Pool, 6.000%, 05/01/35 to 01/01/36[9]	10,727,138	10,734,608
FHLMC, Series 2186, Class PG, 6.000%, 07/15/28	131,651	132,467
FHLMC Structured Pass Through Securities, 7.500%, 08/25/42[2]	593,833	607,730
Total Federal Home Loan Mortgage Corporation		112,543,233

Federal National Mortgage Association – 38.1%
FNMA, 4.500%, 12/01/18 to 09/01/35[9]	7,569,414	7,001,285
FNMA, 5.000%, 06/01/18 to 07/01/18	1,690,220	1,651,184
FNMA, 5.000%, TBA	39,600,000	38,059,197
FNMA, 5.218%, 05/25/06[2,9]	3,667,637	3,666,881
FNMA, 5.500%, 03/01/17 to 03/01/19	4,676,809	4,651,062
FNMA, 5.500%, TBA	11,500,000	11,223,288
FNMA, 5.632%, 01/01/11[2]	593,498	595,475
FNMA, 6.000%, 08/01/17	723,990	734,060
FNMA, 6.000%, TBA	2,000,000	1,999,376
FNMA, 6.500%, TBA	300,000	306,000
FNMA, 6.500%, 11/01/28 to 07/01/32	1,036,172	1,059,135
FNMA, 7.000%, 03/25/24	2,750,000	2,849,999
FNMA, 7.500%, 10/25/42	343,666	355,809
Total Federal National Mortgage Association		74,152,751

Government National Mortgage Association – 0.6%
GNMA, 4.375%, 07/01/06 to 04/01/07[2]	243,215	243,896
GNMA, 4.750%, 10/01/06[2]	178,944	179,860
GNMA, 5.125%, 01/01/07[2]	564,632	567,933
GNMA, 7.500%, 09/15/28 to 11/15/31	169,047	177,496
Total Government National Mortgage Association		1,169,185

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest/Principal Only Strips – 3.6%
FHLMC IO Strip, 1.951%, 05/15/06[2]	$1,115,004	$45,949
FHLMC IO Strip, 2.351%, 05/15/06[2]	405,882	18,323
FHLMC IO Strip, 2.901%, 05/15/06[2]	973,318	50,909
FHLMC IO Strip, 3.151%, 05/15/06[2]	142,316	11,667
FHLMC IO Strip, 4.500%, 04/15/22 to 09/15/35	2,140,524	480,024
FHLMC IO Strip, 5.000%, 05/15/17 to 08/01/35	11,862,948	2,809,160
FHLMC IO Strip, 6.000%, 05/01/31	18,200	4,199
FNMA IO Strip, 4.000%, 09/01/33 to 09/01/34	2,140,018	303,840
FNMA IO Strip, 4.500%, 07/25/19 to 12/01/35	972,774	146,946
FNMA IO Strip, 5.000%, 11/01/33 to 12/01/35	10,497,966	2,550,956
FNMA IO Strip, 7.000%, 04/01/23 to 06/01/23	626,937	137,088
FNMA PO Strip, 4.898%, 07/01 /33[5,10]	619,883	441,957
Total Interest/Principal Only Strips		7,001,018

Total U.S. Government and Agency Obligations (cost $198,307,916)		194,866,187

Asset-Backed Securities – 13.8%
American Home Loan Investment Trust, 5.294%, 03/25/10[2]	2,929,587	2,902,573
American Home Mortgage Investment Trust, 3.280%, 02/25/09[2]	523,700	506,749
American Home Mortgage Investment Trust, 4.390%, 11/25/09[2]	2,171,711	2,115,053
American Home Mortgage Investment Trust, 5.001%, 03/25/08[2]	576,746	570,410
Bank of America Funding Corp., 3.989%, 12/20/34[2]	1,115,150	1,106,436
Bear Stearns Alt-A Trust, 4.971%, 04/25/35[2]	859,212	847,498
Countrywide Alternative Loan Trust, 5.118%, 05/25/06[2]	1,277,546	1,271,511
Countrywide Alternative Loan Trust, 6.000%, 06/25/34	936,323	922,296
Countrywide Home Loans, Inc., 4.512%, 05/20/35[2]	529,967	522,232
Countrywide Home Loans, Inc., Series 2004-R2, Class 1AF1, 5.238%, 05/25/06[2,3]	805,415	801,466
Countrywide Home Loans, Inc., Series 2005-HYB8, Class 1A1, 5.118%, 12/20/35[2]	434,715	432,084
DLJ Commercial Mortgage Corp., 6.410%, 06/10/31	217,763	221,555
GSMPS Mortgage Loan Trust, 5.168%, 05/25/06[2]	630,714	633,336
GSR Mortgage Loan Trust, 3.685%, 02/25/07[2]	795,933	783,380
Harborview Mortgage Loan Trust, 3.764%, 11/19/34[2]	889,011	872,722
Master Alternative Loans Trust, 6.000%, 01/25/35	2,337,693	2,327,036

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	$1,939,640	$2,038,219
Morgan Stanley Mortgage Loan Trust, 6.198%, 08/25/35[2]	2,320,139	2,318,689
New Century Home Equity Loan Trust, 5.068%, 05/25/06[2]	93,020	93,040
Residential Asset Mortgage Products, Inc., Series-RS1, Class AII-1, 4.928%, 05/25/06[2]	1,029,174	1,029,379
Residential Asset Securities Corp., Series 2004-KS11, Class AI-1, 4.958%, 05/25/06[2]	42,896	42,888
Structured Asset Securities Corp., Series 2005-RFI, Class A, 5.168%, 05/25/06[2]	767,865	766,526
Washington Mutual Mortgage Pass-Through Certificates, 6.000%, 10/25/35	3,660,281	3,637,810
Total Asset-Backed Securities (cost $27,232,884)		26,762,888

	Shares
Preferred Stocks - 0.4%[3]
Home Ownership Funding Corp., 13.331%	1,500	359,672
Home Ownership Funding Corp. 2, 13.338%	1,500	359,766
Total Preferred Stocks (cost $694,698)		719,438

Short-Term Investments – 13.6%
Other Investment Companies – 13.5%[4]
AIM Liquid Assets Portfolio, Institutional Class Shares, 4.66%[9]	9,113,253	9,113,253
Calvert Cash Reserves Institutional Prime Fund, Institutional Class Shares, 4.49%	12,624,549	12,624,549
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.53%	4,571,831	4,571,831
Total Other Investment Companies		26,309,633

	Principal Amount
U.S. Government Agency Discount Notes – 0.1%[5,6]
FHLMC Discount Notes, 0.000%, 08/22/06	$250,000	$245,232

Total Short-Term Investments (cost $26,309,633)		26,554,865

Total Investments - 128.0% (cost $252,545,131)		248,903,378

Other Assets, less Liabilities - (28.0)%		(54,358,011)

Net Assets - 100.0%		$194,545,367

The accompanying notes are an integral part of these financial statements.

The Managers Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments previously presented in this report.

At March 31, 2006, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:

Fund	Cost	Appreciation	Depreciation	Net
Short Duration	$260,399,335	$686,978	$(4,669,575)	$(3,982,597)
Intermediate Duration	252,545,131	563,266	(4,205,019)	(3,641,753)

[1]	Mortgage-backed obligations and other assets are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 2006.
[2]	Adjustable-rate mortgages with coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 2006.
[3]	Security is exempt from registration under Rule 144A of the Securities Act of 1 933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2006, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Short Duration	$2,050,021	1.0%
Intermediate Duration	1,520,904	0.8%

[4]	Yield shown for an investment company represents the March 31, 2006, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[5]	Zero-coupon security.
[6]	Security pledged to cover margin requirements for open futures positions at March 31, 2006.
[7]	Some or all of these securities were out on loan to various brokers as of March 31, 2006, amounting to $5,943,811 representing 3.0% of net assets for Short Duration.
[8]	Collateral received from brokers for securities lending was invested in these short-term investments.
[9]	All or part of security has been segregated for delayed delivery transactions and reverse repurchase agreements.
[10]	Indicates yield to maturity at March 31, 2006.

Investments Abbreviations:
DLJ: Donaldson, Lufkin & Jenrette Securities Corp.	GSR: Goldman Sachs REMIC

FHA/VA: Federal Home Association/Veteran’s Association	IO: Interest Only

FHLMC: Federal Home Loan Mortgage Corp.	LIBOR: London Interbank Offering Rate

FNMA: Federal National Mortgage Association	PO: Principal Only

GMAC: General Motors Acceptance Corp.	TBA: To Be Announced

GNMA: Government National Mortgage Association	USTN: United States Treasury Note

GSMPS: Goldman Sachs Mortgage Participating Security

Security Ratings (unaudited):

The composition of debt holdings as a percentage of portfolio assets is as follows:

S&P/Moody’s Ratings	Gov’t/AAA	AA	A	BBB	BB	Not Rated
Short Duration	97.4%	0.7%	0.0%	0.0%	0.0%	1.9%
Intermediate Duration	99.8%	0.2%	0.0%	0.0%	0.0%	0.0%

The Managers Funds

Statements of Assets and Liabilities

March 31, 2006

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:

Investments at value (including securities on loan valued at $5,943,811 and $0, respectively)	$256,416,738	$248,903,378
Cash	186,307	—
Receivable for investments sold	37,351	28,125,625
Receivable for TBA sale commitment	—	5,702,094
Receivable for Fund shares sold	1,131,572	200,272
Dividends, interest and other receivables	880,712	1,108,541
Receivable for variation margin on futures	10,365	9,305
Prepaid expenses	13,033	14,015

Total assets	258,676,078	284,063,230

Liabilities:

Payable to Custodian	—	1,833,448
Payable upon return of securities loaned	6,130,428	—
Payable for investments purchased	—	72,311,425
Payable for investments purchased on a when-issued basis	28,265,321	8,532,828
Payable for Fund shares repurchased	1,608,241	876,201
Payable for TBA sale commitment (at value $5,702,094)	—	5,680,250
Reverse repurchase agreements (proceeds $15,898,000)	15,918,977	—
Payable for variation margin on futures	24,332	1,106
Investment advisory and management fee payable	123,500	119,310
Other accrued expenses	81,881	163,295

Total liabilities	52,152,680	89,517,863

Net Assets	$206,523,398	$194,545,367

Shares outstanding	21,491,781	18,759,834
Net asset value, offering and redemption price per share	$9.61	$10.37

Net Assets Represent:
Paid-in capital	$213,018,852	$199,319,198
Undistributed net investment income	727,076	54,798
Accumulated net realized loss from investments, options, futures contracts and TBA sale commitment.	(4,603,284)	(1,072,802)
Net unrealized depreciation of investments, options, futures contracts and TBA sale commitment.	(2,619,246)	(3,755,827)

Net Assets	$206,523,398	$194,545,367

____________ * Investments at cost	$260,399,335	$252,545,131

The accompanying notes are an integral part of these financial statements.

The Managers Funds

Statements of Operation

For the fiscal year ended March 31, 2006

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Investment Income:
Interest income	$10,489,260	$6,292,000
Dividend income	348,222	2,558,396
Securities lending fees	5,519	168

Total investment income	10,843,001	8,850,564

Expenses:
Investment advisory and management fees	1,696,648	1,392,807
Custodian	104,745	76,816
Interest expense	569,342	—
Transfer agent	84,769	70,495
Professional fees	55,594	44,148
Registration fees	43,623	46,947
Trustees fees and expenses	13,028	12,436
Shareholder reports	23,856	26,151
Miscellaneous	16,718	12,577

Total expenses before offsets	2,608,323	1,682,377

Expense (reimbursement) recoupment	(24,445)	69,577
Expense reductions	(1,084)	(177)

Net expenses	2,582,794	1,751,777

Net investment income	8,260,207	7,098,787

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(396,438)	(700,151)
Net realized gain (loss) on options and futures contracts	833,466	(30,469)
Net unrealized depreciation of investments	(1,645,868)	(2,438,188)
Net unrealized appreciation (depreciation) of options and futures contracts	18,056	(110,781)

Net realized and unrealized loss	(1,190,784)	(3,279,589)

Net Increase in Net Assets Resulting from Operations	$7,069,423	$3,819,198

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Statement of Changes in Net Assets

For the fiscal year ended March 31,

	2006	2005
Increase (Decrease) in Net Assets From Operations:
Net investment income	$8,260,207	$6,420,081
Net realized gain (loss) on investments, options and futures	437,028	(258,797)
Net unrealized depreciation of investments, options and futures	(1,627,812)	(389,907)

Net increase in net assets resulting from operations	7,069,423	5,771,377

Distributions to Shareholders:
From net investment income	(8,321,069)	(6,454,110)

Total distributions to shareholders	(8,321,069)	(6,454,110)

From Capital Share Transactions:
Proceeds from sale of shares	160,082,951	196,835,900
Net asset value of shares issued in connection with reinvestment of dividends	7,882,937	6,063,410
Cost of shares repurchased	(198,090,359)	(163,042,611)

Net increase (decrease) from capital share transactions	(30,124,471)	39,856,699

Total increase (decrease) in net assets	(31,376,117)	39,173,966

Net Assets:
Beginning of year	237,899,515	198,725,549

End of year	$206,523,398	$237,899,515

End of year undistributed net investment income	$727,076	$785,029

Share Transactions:
Sale of shares	16,712,702	20,363,614
Shares issued in connection with reinvestment of dividends	820,082	628,230
Shares repurchased	(20,675,431)	(16,869,219)

Net increase (decrease) in shares	(3,142,647)	4,122,625

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Statement of Changes in Net Assets

For the fiscal year ended March 31,

	2006	2005
Increase (Decrease) in Net Assets From Operations:
Net investment income	$7,098,787	$3,660,891
Net realized gain (loss) on investments, options and futures	(730,620)	50,366
Net unrealized depreciation of investments, options and futures	(2,548,969)	(1,369,208)

Net increase in net assets resulting from operations	3,819,198	2,342,049

Distributions to Shareholders:
From net investment income	(7,085,544)	(3,593,598)
From realized gains on investments	—	(2,188,496)

Total distributions to shareholders	(7,085,544)	(5,782,094)

From Capital Share Transactions:
Proceeds from sale of shares	101,429,509	137,550,031
Net asset value of shares issued in connection with reinvestment of dividends and distributions	6,437,795	4,320,112
Cost of shares repurchased	(96,081,215)	(76,230,581)

Net increase from capital share transactions	11,786,089	65,639,562

Total increase in net assets	8,519,743	62,199,517

Net Assets:
Beginning of year	186,025,624	123,826,107

End of year	$194,545,367	$186,025,624

End of year undistributed net investment income	$54,798	$41,555

Share Transactions:
Sale of shares	9,591,937	12,908,547
Shares issued in connection with reinvestment of dividends and distributions	611,895	406,833
Shares repurchased	(9,109,886)	(7,176,795)

Net increase in shares	1,093,946	6,138,585

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year ended March 31

	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.66	$9.69	$9.74	$9.72	$9.71

Income from Investment Operations:
Net investment income	0.34	0.27	0.25	0.30	0.54
Net realized and unrealized gain (loss) on investments	(0.05)	(0.02)	(0.06)	0.06	0.01

Total from investment operations	0.29	0.25	0.19	0.36	0.55

Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.28)	(0.24)	(0.32)	(0.54)
Return of capital	—	—	—	(0.02)	—

Total distributions to shareholders	(0.34)	(0.28)	(0.24)	(0.34)	(0.54)

Net Asset Value, End of Year	$9.61	$9.66	$9.69	$9.74	$9.72

Total Return [1]	3.00%	2.62%	2.00%	3.76%	6.06%

Ratio of net operating expenses to average net assets [1,2]	0.83%	0.78%	0.78%	0.78%	0.78%
Ratio of total expenses to average net assets [3]	1.08%	1.00%	0.95%	0.93%	1.67%
Ratio of net investment income to average net assets [1,2]	3.41%	2.90%	2.59%	2.74%	5.71%
Portfolio turnover	315%	341%	349%	418%	683%
Net assets at end of year (000’s omitted)	$206,523	$237,900	$198,726	$160,710	$30,470

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	After expense offsets excluding interest expense. (See Note 1(c) of “Notes to Financial Statements.”)
[3]	Includes interest expense for the fiscal years ended March 31, 2006, 2005, 2004, 2003, and 2002 of 0.23%, 0.16%, 0.03%, 0.01%, and 0.28%, respectively. (See Note 1(c) of “Notes to Financial Statements.”)

Managers Intermediate Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year ended March 31,

	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.53	$10.74	$10.61	$10.16	$9.94

Income from Investment Operations:
Net investment income	0.37	0.26	0.23	0.40	0.41
Net realized and unrealized gain (loss) on investments	(0.16)	(0.06)	0.20	0.45	0.26

Total from investment operations	0.21	0.20	0.43	0.85	0.67

Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.26)	(0.23)	(0.40)	(0.45)
Net realized gain on investments	—	(0.15)	(0.07)	0.00	—

Total distributions to shareholders	(0.37)	(0.41)	(0.30)	(0.40)	(0.45)

Net Asset Value, End of Year	$10.37	$10.53	$10.74	$10.61	$10.16

Total Return [1]	2.02%	1.78%	4.07%	8.48%	6.78%

Ratio of net operating expenses to average net assets [1],[2]	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of total expenses to average net assets [3]	0.88%	0.89%	0.93%	1.06%	1.09%
Ratio of net investment income to average net assets [1,3]	3.53%	2.45%	2.09%	3.75%	3.76%
Portfolio turnover	672%	851%	667%	578%	1,106%
Net assets at end of year (000’s omitted)	$194,545	$186,026	$123,826	$71,342	$26,892

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	After expense offsets excluding interest expense. (See Note 1 (c) of “Notes to Financial Statements.”)
[3]	Includes interest expense for the fiscal years ended March 31, 2005, 2004 and 2003 of 0.01%, 0.00%, 0.03%, respectively. (See Note 1(c) of “Notes to Financial Statements.”)

The Managers Funds

Notes to Financial Statements

March 31, 2006

1.	Summary of Significant Accounting Policies

Managers Trust II (“Trust II”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Included in this report are two series of Trust II: Managers Short Duration Government Fund (“Short Duration”) and Managers Intermediate Duration Government Fund (“Intermediate Duration”). The financial statements of Short Duration and Intermediate Duration (each a “Fund” and collectively, the “Funds”) are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the

The Managers Funds

Notes to Financial Statements (continued)

basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds have a “balance credit” arrangement with the Bank of New York (“BNY”), the Funds’ custodian whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended March 31, 2006, the custodian expense was reduced under the BNY arrangement as follows: Short Duration - $1,084 and Intermediate Duration - $177.

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, had contractually agreed, through July 31, 2005, to waive its fees and/or bear expenses of each Fund to cause total operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) to not exceed the annual rate of 0.78% for Short Duration and 0.88% for Intermediate Duration. Short Duration Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such payment would not cause the Fund’s expenses as a percent of average net assets in any such future year to exceed 0.78%. Intermediate Duration Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses as a percent of average net assets in any such future year to exceed 0.88%. For the fiscal year ended March 31, 2006, Intermediate Duration Fund made such repayments to the Investment Manager in the amount of $69,577. At March 31, 2006, the cumulative amount of unreimbursed expenses from Short Duration and Intermediate Duration were $394,946 and $43,059, respectively.

The Managers Funds

Notes to Financial Statements (continued)

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions of capital gains, if any, will be made on an annual basis in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended March 31, 2006 and 2005 were as follows:

	Short Duration		Intermediate Duration
	2006	2005	2006	2005
Distributions paid from:
Ordinary income	$8,321,069	$6,454,110	$7,085,544	$3,619,335
Short-term capital gains	—	—	—	2,114,889
Long-term capital gains	—	—	—	47,870

	$8,321,069	$6,454,110	$7,085,544	$5,782,094

	Short Duration	Intermediate Duration
Capital loss carryforward	$2,414,969	$260,557
Undistributed ordinary income	—	54,798
Undistributed long-term capital gains	—	—
Undistributed short-term capital gains	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

The Managers Funds

Notes to Financial Statements (continued)

f.	Capital Loss Carryovers

As of March 31, 2006, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amounts	Expires Mar. 31,
Short Duration	$270,758	2008
	1,568,229	2009
	362,610	2010
	213,372	2013

Total:	$2,414,969

Intermediate Duration	$260,420	2013
	137	2014

Total:	$260,557

The capital loss carryover utilized during the period amounted to $490,205 for the Short Duration Fund.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At March 31, 2006, certain unaffiliated shareholders, specifically omnibus accounts, held greater than 10% of the outstanding shares of the following Funds: Short Duration - 2 such accounts held 71%; Intermediate Duration - 1 such account held 63%.

h.	Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At March 31, 2006 the Funds had no repurchase agreements.

i.	Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are

The Managers Funds

Notes to Financial Statements (continued)

maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse Repurchase agreements outstanding as of March 31, 2006 were as follows:

Fund	Principal Amount	Counterparty	Value
Short Duration	$15,898,000	Morgan Stanley, 4.75%, Due 4/24/06	$15,918,977

j.	Delayed Delivery Transactions and When-Issued Securities

The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedule of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities under the caption when-issued. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

k.	Dollar Roll and Reverse Dollar Roll Agreements

A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase as well as by earnings on the cash proceeds of the initial sale. A reverse dollar roll is an agreement to buy securities for delivery in the current month and to sell substantially similar securities on a specified future date, typically at a lower price. During the roll period, the Fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

l.	Securities Transacted on a When Issued Basis

Each Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time

The Managers Funds

Notes to Financial Statements (continued)

a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Valuation of Investments,” in footnote la above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

TBA sale commitments outstanding at March 31, 2006 were as follows:

Fund	Principal Amount	Security	Current Liability
Intermediate Duration	$300,000	GNMA, 6.500%, 04/20/36	$310,875
	5,500,000	FHLMC, 5.500%, 04/13/35	5,369,375

Total			$5,680,250

m.	Futures Contracts

Each of the Funds may use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in each Fund’s net asset values relative to each Fund’s targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Managers Funds

Notes to Financial Statements (continued)

Short Duration had the following open futures contracts as of March 31, 2006:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	89	Short	Jun 2006	$35,867
5-Year U.S. Treasury Note	137	Long	Jun 2006	(86,250)
10-Year U.S. Treasury Note	30	Long	Jun 2006	(43,582)
U.S. Treasury Long Bond	42	Long	Jun 2006	(157,926)
10-Year Interest Swap	142	Short	Jun 2006	155,124
3-Month Eurodollar	54	Long	Mar 2010-Dec 2012	(43,725)
3-Month Eurodollar	1024	Short	Mar 2007-Dec 2012	1,503,843

Total				$1,363,351

Intermediate Duration had the following open futures contracts as of March 31, 2006:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S.Treasury Note	5	Short	Jun 2006	$2,015
5-Year U.S. Treasury Note	152	Long	Jun 2006	(105,556)
10-Year U.S. Treasury Note	10	Short	Jun 2006	12,077
U.S. Treasury Long Bond	1	Short	Jun 2006	1,551
3-Month Eurodollar	85	Long	Mar 2007-Dec 2010	(46,364)
3-Month Eurodollar	1	Short	Dec 2006	359

Total				$(135,918)

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Fund’s ability to close futures positions at times when the Fund’s portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

n.	Assets Pledged to Cover Margin Requirements for Open Futures Positions

The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March 31, 2006 was:

Fund	Assets Pledged
Short Duration	$858,563
Intermediate Duration	245,232

o.	Interest Rate Caps, Swap Contracts and Options

Each Fund may enter into over-the-counter transactions involving interest rate caps, swap contracts, or purchase options to enter into such contracts, in order to manage interest rate risk. In an interest rate cap agreement, one party agrees to make payments only

The Managers Funds

Notes to Financial Statements (continued)

under specified circumstances, usually in return for payment of a fee by the other party. An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Swap contracts represent an agreement between counter parties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counter party which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counter party to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counter parties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed the Fund under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the contracts, the Fund pays a premium, to the counter party, in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counter party only on the date specified in each contract.

2.	Agreements and Transactions with Affiliates

The Trust has entered into separate Fund Management Agreements with the Investment Manager with respect to Short Duration and Intermediate Duration. Under these agreements, the Investment Manager provides or oversees investment advisory and management services to the Funds. Investment advisory and management fees of 0.70% per annum are paid directly by each Fund to the Investment Manager based on average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Fund’s respective subadvisor.

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 per meeting attended. Effective July 1, 2005, the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements amounting to $13,028 for Short Duration and $12,436 for Intermediate Duration for the fiscal year ended March 31, 2006 represents each Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in The Managers Funds complex.

The Managers Funds

Notes to Financial Statements (continued)

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor. Managers Distributors, Inc. serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), and monitors the portfolio managers’ investment programs and results. Each Fund is managed by a subadvisor pursuant to a Subadvisory Agreement by and between the Investment Manager on behalf of each Fund and the respective subadvisor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended March 31, 2006, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Short Duration	$947,080,223	$1,016,009,759	$944,988,759	$991,768,621
Intermediate Duration	1,539,735,236	1,507,474,612	1,485,730,607	1,467,774,233

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY, providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after rebate) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Risks Associated with Mortgage Related and Asset-Backed Securities

Asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities,

The Managers Funds

Notes to Financial Statements (continued)

although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

Collateralized mortgage obligations (“CMO’s”) may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMO’s may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMO’s represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMO’s. CMO’s are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMO’s may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMO’s of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMO’s, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) and the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IO’s. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “PO’s” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The Managers Funds

Notes to Financial Statements (continued)

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2005 and 2006 Form 1099-DIV sent to you by the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, there were no long-term capital gain designations for either of the Funds for the taxable year ended March 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (each a series of Managers Trust II, hereafter referred to as the “Funds”) at March 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2006

Trustees and Officers (unaudited)

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 35 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 35 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 35 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 35 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Trustee, Guardian Mutual Funds (28 portfolios)

Trustees and Officers (continued)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 35 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 35 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, URSA Capital (subsidiaries: Lyra/Starview Capital LLC), (2004-Present); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 2000 • Oversees 35 Funds in Fund Complex	Managing Partner, Managers Investment Group, LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.

William J. Nutt, 3/30/45 • Trustee since 2005 • Oversees 35 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Donald S. Rumery, 5/29/58 • Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Smith Breeden Associates, Inc.

100 Europa Drive

Chapel Hill, NC 27517

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG EQUITY FUNDS

CAPITAL APPRECIATION

Essex Investment Management Co., LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX AGGRESSIVE GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ GLOBAL ALTERNATIVES

FQ Tax-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Bernstein Investment Research and Management

Lazard Asset Management, LLC

Wellington Management Company, LLP

INTERNATIONAL GROWTH

Wellington Management Company, LLP

MICRO-CAP

Kern Capital Management LLC

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

20

Oak Associates, Ltd.

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers*

Armstrong Shaw Associates Inc.

Bernstein Investment Research and Management

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

MANAGERS FIXED INCOME FUNDS

Bond (MANAGERS)

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Company, LLC

FIXED INCOME

Loomis, Sayles & Company L.P.

GLOBAL BOND

Loomis, Sayles & Company L.P.

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)

333 Global Advisers*

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete List of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	2005	2004
Managers Intermediate Duration Government Fund	$18,960	$18,960
Managers Short Duration Government Fund	$18,960	$18,960

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	2005	2004
Managers Intermediate Duration Government Fund	$8,000	$8,370
Managers Short Duration Government Fund	$8,000	$8,640

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2005 and $0 for fiscal 2004, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2004	2003	2004	2003	2004	2003
Control Affiliates	$155,040	$0	$260,600	$16,350	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

Not applicable.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940-Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940-Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date:	June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date:	June 8, 2006

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date:	June 8, 2006